JC Whitney
EVERYTHING AUTOMOTIVE

AutoMD™

PARTS TRAIN

AUTO PARTS
WAREHOUSE

Car Parts
WHOLESALE

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1 U.S. Auto Parts Network, Inc. Leading online source for automotive aftermarket parts and repair information Investor Presentation March 2012 Exhibit 99.1

Safe Harbor

This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.  These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934, as amended, and Section
27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

US Auto Parts Competitive Advantages
US Auto Parts is a dominant e-commerce specialty retailer of aftermarket auto parts to the Do It Yourself market and is uniquely positioned to win.
Incremental revenue above current levels has incremental EBITDA flow thru of  around 15%
Low Cost Acquisition Efficient Supply Chain Significant Capacity
Reach over 14mm monthly
visitors at a less than a $8 CAC.
Over 40% of product directly
sourced from Asia.
Over 70% of corporate
employees located in off shore
low cost operations.

US Auto Parts History
1995
Founded and serviced local body shops in Los Angeles
2000
Launched first internet site selling automotive Body Parts
2000-2005
Launched a network of sites catered to consumer segments
2006
Acquired PartsBin - Engine
2007
IPO (NASDAQ: PRTS), hired new CEO
2008-2009
Launched a network of sites catered to consumer segments
2010
Launched AutoMD, Acquired JC Whitney – Accessories
2011
Completed integration of JC Whitney

$153.0
$176.0
$262.0
$327.0
2008 2009 2010 2011
$5.2
$13.5
$19.5
$16.2
2008 2009 2010 2011

Sales & Adjusted EBITDA
Consolidated Sales Consolidated Adjusted EBITDA
($ In Millions)
($ In Millions)
1.     Excludes legal cost associated with protecting our intellectual property.
2.     Excludes legal cost associated with protecting our intellectual property, one time charge for revenue recognition change, and acquisition costs
3.     Includes about $80mm from acquisition of WAG
Adj. EBITDA Margin
(1)
(2)
3%
5% 8% 10%
Year Impacted by:
• JCW Acquisition
• $7.5m of restructuring
charges for JCW
• Adjusted EBITDA for
USAP of $18.9m and
JCW with a loss of
($2.6m)
(3)

• Reflects Whitney Automotive Group, fully integrated
• Excludes stock based compensation, depreciation and amortization of $2.5m and $16.2m, respectively
• For every incremental year required to achieve growth levels, fixed expenses increase $1.2M
Financial Sensitivity
Base 10% 20% 30% 40% 50%
Revenue $327 $  360 $392 $425 $  458 $  491
Gross Margin % 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0%
Variable:
Fulfillment 2.4% 2.4% 2.4% 2.4% 2.4% 2.4%
Marketing 9.5% 9.5% 9.5% 9.5% 9.5% 9.5%
Technology 0.7% 0.7% 0.7% 0.7% 0.7% 0.7%
G&A 2.0% 2.0% 2.0% 2.0% 2.0% 2.0%
Total Variable 14.6% 14.6% 14.6% 14.6% 14.6% 14.6%
Fixed:
Fulfillment 2.5% 2.3% 2.1% 1.9% 1.8% 1.7%
Marketing 3.8% 3.5% 3.2% 2.9% 2.7% 2.5%
Technology 1.3% 1.2% 1.1% 1.0% 0.9% 0.9%
G&A 3.4% 3.1% 2.8% 2.6% 2.4% 2.2%
Total Fixed 10.9% 9.9% 9.1% 8.4% 7.8% 7.3%
Adjusted EBITDA % 4.5% - 7.5% 5.5% - 8.5% 6.3% - 9.3% 7.0% - 10.0% 7.6% - 10.6% 8.2% - 11.2%
Adjusted EBITDA $ $15 - $25 $20 - $30 $25 - $37 $30 - $43 $35 - $49 $40 - $55
Our business model has significant cost leverage as revenues grow

1) Improve Customer Experience
Continue to improve all customer touch points
1) Lower Prices
Launch disruptive price points through supply chain
efficiencies
2) Increase Selection
Expand product offering within existing categories as
well as entering new categories
3) Increase Unique Visitors
Drive increase unique visitors both organically and
through acquisitions
4) Be the Consumer Advocate for Auto Repair
Reduce consumer spending on vehicle repair by
billions of dollars
Revenue 100%
Gross Margins 30% - 33%
Variable OPEX Costs 15%
Fixed Costs 0%
Incr EBITDA Flow Thru 15% - 18%

2012 Growth and Profitability
Revenue Growth
Incremental EBITDA Flow Thru

US AUTOPARTS

AUTO PARTS WAREHOUSE

JC Whitney EVERYTHING AUTOMOTIVE

PARTS TRAIN

Broad Product Offering Unavailable
from Traditional Off-Line Retailers
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Body Parts
Engine Parts Performance & Accessories
*Represents online mix,   **Source; AAIA Factbook Research
21% 45% 34%
$15B $15B
Revenue*
Overall Market** $50B

Computer products
Other event tickets
Books
Music / video
Gift cards / certificates
Toys / video games
Baby products
Consumer electronics
Office supplies
Flowers / cards
Jewelry
Apparel / footwear
Movie tickets
Home furnishings
Cosmetics / fragrances
Sporting goods / apparel
OTC meds / personal care
Appliances / tools
Pet Supplies
Auto / auto parts
Food / beverage / grocery

Source : Forrester; Wall Street research; Autopartswarehouse.com
Low Online Penetration- Mobile Growth
Opportunity
Sep 2010
32,108
Oct 2011
117,501
45%
27%
24%
24%
21%
19%
19%
18%
13%
12%
11%
10%
10%
9%
9%
8%
6%
5%
4%
2%
1%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Mobile Daily Unique Visitors
(over last 13 months)
Retail Category e-Commerce Penetration Rates

Online vs. Brick and Mortar Customer –
Mobile Growth Should Accelerate Penetration

Los Angeles DMA
0.6%
0.6%
1.4%
5.6%
6.0%
8.4%
12.6%
7.3%
15.9%
18.7%
22.7%
0.1%
0.7%
0.1%
9.8%
14.9%
5.3%
9.6%
18.1%
5.1%
16.4%
19.8%
0.2%
0.6%
0.6%
6.2%
7.4%
7.6%
10.3%
11.3%
11.9%
16.0%
27.8%
Varying Lifestyles
Urban Essence
Rural Villages & Farms
Metro Fringe
Blue Collar Backbone
Small Town Contentment
American Diversity
Struggling Societies
Affluent Suburbia
Upscale America
Aspiring Contemporaries
All Households Auto Zone USAP
Compared to AutoZone and the general population, USAP
customers over-index in affluent segments, typical of
e-commerce shoppers
Affluent Suburbia
The wealthiest households in the U.S. living in exclusive suburban neighborhoods enjoying the best of everything that life has to offer
Small Town Contentment
Middle-aged, upper-middle-class families living in small towns and satellite cities with moderate educations employed in white-collar, blue-collar and service professions
American Diversity
A diverse group of ethnically mixed singles and couples, middle-
aged and retired with middleclass incomes from blue-collar and service industry jobs
In contrast, AutoZone store locations over-index in areas with lower income, blue collar households
Struggling Societies
Young minorities, students and single parents trying to raise families on low-level jobs in manufacturing, health care and food services
Blue Collar Backbone
Budget-conscious, young and old blue-collar households living in older towns working in manufacturing, construction and retail trades
Metro Fringe
Racially mixed, lower-middle-class clusters in older single-family homes, semi-detached houses and low-rise apartments in
satellite cities
*
*Auto zone distribution reflects population in zip codes of  Auto Zone store locations
**Sources: 2008 Census estimates; autozone.com; MOSAIC lifestyle segments

Monthly Visitors (thousands)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
US AUTO PARTS
AUTOZONE.COM
ADVANCEAUTOPARTS.COM
TIRERACK.COM
OREILLYAUTO.COM
CARDOMAIN.COM
AUTOANYTHING.COM
SUMMITRACING.COM
PEPBOYS.COM
ROCKAUTO.COM
JEGS.COM
NAPAONLINE.COM
4WHEELPARTS.COM
1AAUTO.COM
PELICANPARTS.COM
AUTOHAUSAZ.COM
Legacy Monthly Visitors*
Monthly Visitors (thousands)
10,000
9,000
8,000
7,000
6,000
5,000
CAGR* = 8.6%
2008
2009
2010
2011
Year
Conversion Rate *
1.70%
1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
CAGR * = 7%
2008
2009
2010
2011

US Auto Parts Dominant Reach- Largest
Pure Play Internet Retailer
(some overlap of monthly visitors across websites)

USAP traffic includes traffic of USAP existing sites  and WAG  since the acquisition
Competitive sites’ traffic based on Comscore September 2011 reportsfor September
* Excludes growth from WAG acquisition

Pricing Competitive Advantage Through
Supply Chain  Efficiencies

Product margin/price competitiveness determined more by sourcing strategy than product categories.  Current margins range from 30% - 33%.
Margin %
In-Stock
(Asia Sourced)
Branded
(US Sourced)
40% - 70%
25% - 40% 10% - 25%
Drop Ship Current
40%
60%
Current Mix
50% 50%
75% 25%
50%
50%
Goal
Goal
Private Label

Low Cost Operating Structure Reduces
Overhead and Enables Scale

Acquisition/Retention Marketing
Website Product Development
Call Center Operations
Product Sourcing
Catalog
Finance
Accounting
Analysis
IT
HR
Corporate Functions
Job functions are shared between the US and Philippines with a majority of the work being performed in the Philippines.
Total Corporate Employees
300 1,000
Distribution Centers
Carson, California (150,000 sq. ft.)
Chesapeake, Virginia (110,000 sq. ft)
LaSalle, Illinois (300,000 sq. ft)
75
50
100
Total Distribution Employees
225

US AUTOPARTS

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Adjusted EBITDA (Consolidated)

Thirteen Weeks
Ended
Thirteen Weeks
Ended
Fifty -Two Weeks
Ended
Fifty -Two Weeks
Ended
December 31 January 1 December 31 January 1
(Amounts shown in thousands) 2011 2011 2011 2011
Net (loss) income $ (7,020) $ (2,896) $ (15,137) $ (13,926)
Interest expense (income) net 244 240 963 371
Income tax provision (1,727) 64 (1,512) 12,218
Amortization of intangibles 345 1,640 3,673 2,804
Depreciation and amortization 3,494 2,982 12,695 9,466
EBITDA (4,664) 2,030 682 10,933
Impairment loss on intangibles 5,138 - 5,138 -
Share-based compensation 660 630 2,607 2,742
Legal costs to enforce intellectual property rights 19 87 462 2,284
Charge for change in revenue recognition - - - 411
Add back Restructuring 784 1,534 7,375 3,124
Adjusted EBITDA $ 1,937 $ 4,281 $ 16,264 $ 19,494

Adjusted EBITDA excluding JC Whitney

Thirteen Weeks
Ended
Thirteen Weeks
Ended
Fifty-Two Weeks
Ended
Fifty-Two Weeks
Ended
December 31 January 1 December 31 January 1
(Amounts shown in thousands) 2011 2011 2011 2011
Net income $ 128 $ 218 $ 4,745 $ (7,909)
Interest expense (income) net 245 295 964 378
Income tax provision (305) 29 (144) 12,182
Amortization of intangibles 125 125 500 494
Depreciation and amortization 2,564 2,325 9,928 8,458
EBITDA 2,756 2,992 15,993 13,603
Share-based compensation 660 630 2,607 2,742
Legal costs to enforce intellectual property
rights 19 87 462 2,284
Charge for change in revenue recognition - - - 411
Adjusted EBITDA $ 3,436 $ 3,709 $ 19,062 $ 19,040

Income Statement (Consolidated)

Thirteen Weeks
Ended
Thirteen Weeks
Ended
Fifty-Two Weeks
Ended
Fifty-Two Weeks
Ended
December 31 January 1 December 31 January 1
2011 2011 2011 2011
Net sales
$        77,233 $         80,450 $           327,072 $           262,277
Cost of sales
53,408 53,051 220,072 172,668
Gross profit
23,825 27,399 107,000 89,609
Operating expenses:
Marketing
13,832 13,261 55,785 38,757
General and administrative
6,222 8,339 31,961 28,628
Fulfillment
5,116 4,677 19,164 14,946
Technology
1,743 2,062 7,274 5,902
Amortization of intangibles
345 1,640 3,673 2,804
Impairment loss on intangibles
5,138 - 5,138 -
Total operating expenses
32,396 29,979 122,995 91,037
(Loss) income from operations
(8,571) (2,580) (15,995) (1,428)
Other income (expense):
Other income
84 (12) 364 191
Interest (expense) income
(260) (240) (1,018) (471)
Other (expense) income, net
(176) (252) (654) (280)
(Loss) income before income taxes
(8,747) (2,832) (16,649) (1,708)
Income tax provision (benefit)
(1,727) 64 (1,512) 12,218
Net (loss) income
$        (7,020) $          (2,896) $           (15,137) $           (13,926)
Basic net (loss) income per share
$          (0.23) $           (0.10) $               (0.50) $               (0.46)
Shares used in computation of basic net income (loss) per share
30,617,963 30,402,264 30,545,638 30,269,462
(Amounts shown in thousands)

Balance Sheet

(Amounts shown in thousands)
December 31, 2011 January 1, 2011
ASSETS
Current assets:
Cash and cash equivalents
$            10,335 $              17,595
Short-term investments
1,125 1,062
Accounts receivable, net of allowance of $183 and $372, respectively
7,922 5,339
Inventory
52,245 48,100
Deferred income taxes
446 359
Other current assets
3,548 5,646
Total current assets
75,621 78,101
Property and equipment, net
34,627 33,140
Intangible assets, net
9,984 18,718
Goodwill
18,854 18,647
Investments
2,104 4,141
Other non-current assets
1,026 790
Total assets
$           142,216 $            153,537
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable
$            41,303 $            31,660
Accrued expenses
11,565 15,487
Notes Payable, current portion
6,250 6,125
Capital Leases payable, current portion
135 132
Other current liabilities
7,702 5,522
Total current liabilities
66,955 58,926
Non-current liabilities
Notes Payable, net of current portion
11,625 17,875
Capital Leases payable, net of current portion
37 185
Deferred tax liabilities
1,596 3,046
Other non current liabilities
1,079 701
Total liabilities
81,292 80,733
Commitments and contingencies
— —
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized at December 31, 2011 and January 1,2011; 30,625,764 and 30,429,376 shares issued and outstanding as of
December 31, 2011 and January 1, 2011 respectively 31 30
Additional paid-in capital
157,140 153,962
Accumulated other comprehensive income
327 249
Accumulated deficit
(96,574) (81,437)
Total stockholders’ equity
60,924 72,804
Total liabilities and stockholders’ equity
$           142,216 $           153,537

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